Filed pursuant to rule 497(e);

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

Brandywine Fund

Brandywine Blue Fund

Brandywine Advisors Midcap Growth Fund

Supplement dated December 18, 2013 to the

Statement of Additional Information dated November 25, 2013

The disclosure in the “Other Information – Massachusetts Business Trust” and “Other Information – Description of Shares” sections of the Funds’ Statement of Additional Information is replaced in its entirety by the following:

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every note, bond, contract, instrument, certificate or undertaking made on behalf of a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that no Trustee, officer, employee, agent or shareholder of the Funds is liable to any third persons in connection with the affairs of the Funds. Nothing in the Declaration of Trust shall protect any Trustee from any liability that arises from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties

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involved in the conduct of the office of the Trustee. The Declaration of Trust also provides that all third persons shall look solely to the assets of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated and except with respect to any matter as to which a Trustee or officer, including a person who serves at the Trust’s request as a director, officer or trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”) shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, the Trust’s Declaration of Trust provides that a Covered Person is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Funds currently do not offer multiple classes of shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (without par value) of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of each Fund represents an equal proportionate interest in such Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE